UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 3, 2003

OXFORD FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-50049 (Commission File Number)	01-0615368 (I.R.S. Employer Identification No.)

133 North Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 519-4900

Item 7. Financial Statements and Exhibits

(a) Not applicable. (b) Not applicable. (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 2, 2003

Item 9. Regulation FD Disclosure. In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On June 2, 2003, the Company issued a press release announcing its dividend, declared on May 30, 2003, payable on June 30, 2003 to record holders as of June 13, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2003	Oxford Finance Corporation By: /s/ Michael J. Altenburger Michael J. Altenburger Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 2, 2003